SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2002

HUB INTERNATIONAL LIMITED

(Exact Name of Registrant as Specified in Its Charter)

ONTARIO

(State or Other Jurisdiction of Incorporation)

1-31310 (Commission File Number)	36-4412416 (I.R.S. Employer Identification No.)

55 EAST JACKSON BOULEVARD, CHICAGO, IL (Address of Principal Executive Offices)	60604 (Zip Code)

(877) 402-6601

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements and Exhibits.

The following financial statements and pro forma financial information omitted from the registrant’s Current Report on Form 8-K filed as of January 7, 2003 in reliance upon Item 7(a) and 7(b) of Form 8-K are filed herewith.

(a)	Financial statements of business acquired.

Fifth Third Insurance Services, Inc. (Property and Casualty Division) (A Wholly Owned Carve-Out Entity of Fifth Third Financial Corp.) Financial Statements as of and for the Year Ended December 31, 2002 and Independent Auditors’ Report.

i.	Independent Auditors’ Report.

ii.	Balance Sheet as of December 31, 2002.

iii.	Statement of Operations for the Year Ended December 31, 2002.

iv.	Statement of Cash Flow for the Year Ended December 31, 2002.

v.	Notes to Financial Statements December 31, 2002.

(b)	Pro forma financial information.

Hub International Limited Unaudited Pro Forma Consolidated Statement of Earnings for the Year Ended December 31, 2002.

(c)	Exhibits

*2.1	Stock Purchase Agreement by and among Hub U.S. Holdings, Inc. and Fifth Third Financial Corp., dated December 29, 2002.
*99.1	Press release dated December 31, 2002.
*99.2	Press release dated January 1, 2003.
99.3	Fifth Third Insurance Services, Inc. (Property and Casualty Division) (A Wholly Owned Carve-Out Entity of Fifth Third Financial Corp.) Financial Statements as of and for the Year Ended December 31, 2002 and Independent Auditors’ Report.
99.4	Hub International Limited Unaudited Pro Forma Consolidated Statement of Earnings for the Year Ended December 31, 2002.

                  *         Incorporated by reference from the registrant’s Current Report on Form 8-K filed as of January 7, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUB INTERNATIONAL LIMITED (Registrant)

Date: March 17, 2003	By:	/s/ W. Kirk James
	Name: Title:	W. Kirk James Vice President, Secretary and General Counsel

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Exhibit Index

*2.1	Stock Purchase Agreement by and among Hub U.S. Holdings, Inc and Fifth Third Financial Corp., dated December 29, 2002.

*99.1	Press Release dated December 31, 2002.

*99.2	Press Release dated January 1, 2003.

99.3	Fifth Third Insurance Services, Inc. (Property and Casualty Division) (A Wholly Owned Carve-Out Entity of Fifth Third Financial Corp.) Financial Statements as of and for the Year Ended December 31, 2002 and Independent Auditors’ Report.

99.4	Hub International Limited Unaudited Pro Forma Consolidated Statement of Earnings for the Year Ended December 31, 2002.

*	Incorporated by reference from the registrant’s Current Report on Form 8-K filed as of January 7, 2003.